Acquisitions	12 Months Ended
Mar. 31, 2018
Business Combinations [Abstract]
Acquisitions
Acquisitions

Fiscal 2018 Acquisitions

HPES Merger

On April 1, 2017, CSC, Hewlett Packard Enterprise Company (“HPE”), Everett SpinCo, Inc. (“Everett”), and New Everett Merger Sub Inc., a wholly-owned subsidiary of Everett (“Merger Sub”), completed the strategic combination of CSC with the Enterprise Services business of HPE to form DXC. The combination was accomplished through a series of transactions that included the transfer by HPE of its Enterprise Services business, HPES, to Everett, and spin-off by HPE of Everett on March 31, 2017, and the merger of Merger Sub with and into CSC on April 1, 2017. At the time of the HPES Merger, Everett was renamed DXC, and as a result of the HPES Merger, CSC became a direct wholly owned subsidiary of DXC. DXC common stock began regular-way trading on the New York Stock Exchange on April 3, 2017. The strategic combination of the two complementary businesses was to create a versatile global technology services business, well positioned to innovate, compete and serve clients in a rapidly changing marketplace.

The transaction involving HPES and CSC is a reverse merger acquisition, in which DXC is considered the legal acquirer of the business and CSC is considered the accounting acquirer. While purchase consideration transferred in a business combination is typically measured by reference to the fair value of equity issued or other assets transferred by the accounting acquirer, CSC did not issue any consideration in the HPES Merger. CSC stockholders received one share of DXC common stock for every one share of CSC common stock held immediately prior to the HPES Merger. DXC issued a total of 141,298,797 shares of DXC common stock to CSC stockholders, representing approximately 49.9% of the outstanding shares of DXC common stock immediately following the HPES Merger.

The reverse merger is deemed a capital transaction and the net assets of CSC (the accounting acquirer) are carried forward to DXC (the legal acquirer and the reporting entity) at their carrying value before the combination. The acquisition process utilizes the capital structure of the Company and the assets and liabilities of CSC, which are recorded at historical cost. The equity of the Company is the historical equity of CSC, retroactively restated to reflect the number of shares issued by DXC in the transaction.

In connection with the HPES Merger, the Company entered into a number of agreements with HPE including the following:

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Information Technology Services Agreement. The Company and HPE have entered into an Agreement pursuant to which the Company will provide information technology services to HPE. This agreement terminates on the fifth anniversary of its effective date, unless earlier terminated by the parties in accordance with its terms.

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Preferred Vendor Agreements. The Company and HPE have entered into Preferred Vendor Agreements, pursuant to which HPE and Micro Focus International, the acquirer of HPE's software business, will: (1) make available to DXC for purchase hardware products sold by HPE and technology services provided by HPE and (2) make available to DXC for purchase and license software products sold or licensed by HPE and Micro Focus, and technology (including SaaS), support, professional and other services provided by HPE and Micro Focus.

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Certain other additional agreements were entered into, including a Separation and Distribution Agreement, as amended (the "HPE Separation Agreement"), an employee matters agreement, a tax matters agreement, a transition services agreement, an intellectual property matters agreement, and certain real estate related agreements.

Subsequent to the HPES Merger, HPE settled certain obligations as required under the HPE Separation Agreement. In accordance with the provisions of the agreement, a calculation was performed to make certain adjustments required to complete the separation and standup of legacy HPES and achieve accurate cut off for intercompany transactions with its former parent. The aggregate adjustment to settle the obligations was $203 million.

In May 2016, CSC, HPE and DXC (f/k/a Everett Spinco, Inc.) entered into an agreement and plan of merger, as amended (the “Merger Agreement”), and HPE and DXC entered into the HPE Separation Agreement, in each case relating to the combination of HPES and CSC. At the time the Merger Agreement and the HPE Separation Agreement were executed, HPES was a party to several thousand leases with Hewlett-Packard Financial Services that were classified as capital leases. Under the terms of the HPE Separation Agreement the balance of long-term capital leases for which HPES would be liable at the time of the spin-off was not to exceed $250 million. The HPE Separation Agreement provided HPE an opportunity to modify the terms of the long-term leases to reduce the balance classified as capital leases. Between late May 2016 and the end of March 2017, Hewlett-Packard Financial Services entered into lease amendments that purported to modify most of the leases between HPES and Hewlett-Packard Financial Services in a manner that would cause those leases to be classified as operating leases.

After the closing of the HPES Merger, the Company began assessing the terms of the leases (including the amendments described above). During the second quarter of fiscal 2018, the Company concluded that the long-term capital leases that were amended by Hewlett-Packard Financial Services did not satisfy the requirements for classification as operating leases and as a result should be classified as capital leases as of the closing of the spin-off. Accordingly, as part of the process of determining fair value of these leases as of April 1, 2017, the Company recorded a lease liability of $1.0 billion, assets under capital leases of $654 million, and a $371 million increase to goodwill.

The Company is addressing this matter with HPE in a manner consistent with the terms of the HPE Separation Agreement, with any disagreement being treated in a confidential manner under the HPE Separation Agreement, including dispute resolution through executive escalation, mediation and binding arbitration.

Under the acquisition method of accounting, total consideration exchanged was:

(in millions)	Amount
Fair value of purchase consideration received by HPE stockholders(1)	$9,782
Fair value of HPES options assumed by CSC(2)	68
Total consideration transferred	$9,850

(1)
Represents the fair value of consideration received by HPE stockholders to give them 50.1% ownership in the combined company. The fair value of the purchase consideration transferred was based on a total of 141,865,656 shares of DXC common stock distributed to HPE stockholders as of the close of business on the record date (141,741,712 after the effect of 123,944 cancelled shares) at CSC's closing price of $69.01 per share on March 31, 2017.

(2)	Represents the fair value of certain stock-based awards of HPES employees that were unexercised on March 31, 2017, which were converted to DXC stock-based awards.

The purchase price allocation for the HPES Merger was finalized during the fourth quarter of fiscal 2018. The Company's allocation of the purchase price to the assets acquired and liabilities assumed as of the HPES Merger date is as follows:

(in millions)	Fair Value
Cash and cash equivalents	$938
Accounts receivable(1)	4,102
Other current assets	530
Total current assets	5,570
Property and equipment	2,581
Intangible assets	6,384
Other assets	1,571
Total assets acquired	16,106
Accounts payable, accrued payroll, accrued expenses, and other current liabilities	(4,605)
Deferred revenue	(1,315)
Long-term debt, net of current maturities	(4,806)
Long-term deferred tax liabilities and income tax payable	(1,550)
Other liabilities	(1,322)
Total liabilities assumed	(13,598)
Net identifiable assets acquired	2,508
Add: Fair value of non-controlling interests	(50)
Goodwill	7,392
Total consideration transferred	$9,850

(1)	Includes aggregate adjustments received from HPE, in accordance with the provisions of the Separation Agreement, of $203 million.

As of the period ended March 31, 2018, the Company made a number of refinements to the April 1, 2017 purchase price allocation as reported June 30, 2017. These refinements were primarily driven by the Company recording valuation adjustments to certain estimates of fair values which resulted in a decrease in net assets of $638 million. Total assets increased by $1.1 billion, primarily driven by a $137 million increase of accounts receivable; $99 million increase in property and equipment primarily arising from the recognition of $424 million of fixed assets under capital lease, offset by a $318 million reduction in the fair value of assets related to data centers and land; and a $1.3 billion increase in the fair value assessment for customer relationships offset by a $440 million decrease related to developed technology fair value adjustments. Liabilities increased by $1.7 billion primarily driven by an increase in capital lease obligations of $1.0 billion, a $436 million adjustment to deferred revenue primarily related to a valuation adjustment for outsourcing and other customer contracts taking into account continuing performance obligations, an increase of $106 million of debt, and an increase in long-term tax related liabilities of $192 million.

Goodwill represents the excess of the purchase price over the fair value of identifiable assets acquired and liabilities assumed at the HPES Merger date. The goodwill recognized with the HPES Merger was attributable to the synergies expected to be achieved by combining the businesses of CSC and HPES, expected future contracts and the acquired workforce. The cost-saving opportunities are expected to include improved operating efficiencies and asset optimization. The goodwill arising from the HPES Merger was allocated to the Company's reportable segments as $2.8 billion to the Global Business Services ("GBS") segment, $2.6 billion to the Global Infrastructure Services ("GIS") segment and $2.0 billion to the United States Public Sector ("USPS") segment. The goodwill is not deductible for tax purposes. See Note 10 - "Goodwill."

Current Assets and Liabilities

The Company valued current assets and liabilities, with the exception of the current portion of deferred revenue and capital leases, using existing carrying values as the fair value of those items as of the HPES Merger date.

Property and Equipment

The acquired property and equipment are summarized in the following table:

(in millions)	Amount
Land, buildings, and leasehold improvements	$1,470
Computers and related equipment	960
Furniture and other equipment	47
Construction in progress	104
Total	$2,581

The Company valued acquired property and equipment using predominately the market method, and in certain specific cases, the cost method.

Identified Intangible Assets

The acquired identifiable intangible assets are summarized in the following table:

(in millions)	Amount	Useful Lives (Years)
Customer relationships	$5,277	10-13
Developed technology	74	2-7
Third-party purchased software	642	2-7
Outsourcing contract costs	368	Contract life
Other intangible assets	23	4
Total	$6,384

The Company valued customer relationships and developed technology using the multi-period excess earnings and relief from royalty methods, respectively. Outsourcing contract costs were recorded at fair value taking into account continuing performance obligation.

Restructuring Liabilities

The Company acquired $325 million of restructuring liabilities in connection with the HPES Merger, of which $255 million relates to workforce reductions and $70 million relates to facilities costs. These restructuring liabilities are expected to be paid out through 2029.

Long-Term Debt

Assumed indebtedness included senior notes in the principal amount of $1.5 billion issued in 2017 and $0.3 billion issued in 1999 for total principal amount of $1.8 billion; a term loan with three tranches all borrowed on March 31, 2017 in an aggregate principal equivalent of $2.0 billion; and capitalized lease liabilities and other debt. Subsequent to the initial purchase price allocation as reported June 30, 2017, there was a fair value assessment of the senior notes and term loans as of the HPES Merger date, which resulted in a purchase accounting adjustment that increased debt by $94 million, including $12 million to eliminate historical deferred debt issuance costs, premiums and discounts. Converted capital leases were recorded on the balance sheet at fair value as of April 1, 2017 resulting in a total capital lease obligation of $1.7 billion. Additionally, the Company completed its fair value assessment of certain other debt with a carrying value of $87 million as of the HPES Merger date, which resulted in a purchase accounting adjustment that increased debt by $12 million.

Deferred Tax Liabilities

The Company valued deferred tax assets and liabilities based on statutory tax rates in the jurisdictions of the legal entities where the acquired non-current assets and liabilities are taxed.

Defined Benefit Pension Plans

Certain eligible employees, retirees and other former employees of HPES participated in defined benefit pension plans offered by HPE. The plans whose participants were exclusively HPES employees were acquired, while the plans whose participants included both HPES employees and HPE employees were replicated to allow separation of HPES and HPE employees. The resulting separate plans containing only HPES employees were acquired.

HPES pension obligations depend on various assumptions. The Company's actuaries remeasured all of the acquired HPES plan obligations as of March 31, 2017. The following table summarizes the balance sheet impact of the pension plans assumed from HPES as a result of the HPES Merger.

(in millions)	Amount
Other assets	$558
Accrued expenses and other current liabilities	(13)
Other long-term liabilities	(547)
Net amount recorded	$(2)

The following table summarizes the projected benefit obligation, fair value of the plan assets and the funded status assumed from HPES as a result of the HPES Merger.

(in millions)	Amount
Projected benefit obligation	$(7,413)
Fair value of plan assets	7,411
Funded status	$(2)

The following table summarizes the plan asset allocations by asset category for HPES pension plans assumed by the Company as a result of the HPES Merger.

Equity securities	22%
Debt securities(1)	72%
Alternatives	5%
Cash and other	1%
Total	100%

(1) Includes liability-driven investments

Unaudited and Pro Forma Results of Operations

Unaudited and pro forma results of operations have not been recast to reflect the USPS Separation.

The Company's statements of operations includes the following revenues and net income attributable to HPES since the HPES Merger date:

(in millions)	Fiscal Year Ended March 31, 2018
Revenues	$17,423
Net income	$1,772

The following table provides unaudited pro forma results of operations for the Company for the fiscal year ended March 31, 2017, as if the HPES Merger had been consummated on April 2, 2016, the first day of DXC's fiscal year ended March 31, 2017. These unaudited pro forma results do not reflect any cost saving synergies from operating efficiencies. The Company presents these unaudited pro forma results for informational purposes only, and they are not necessarily indicative of what the actual results of operations of DXC would have been if the HPES Merger had occurred at the beginning of the period presented, nor are they indicative of future results of operations.

CSC reported its results based on a fiscal year convention that comprised four thirteen-week quarters. HPES reported its results on a fiscal year basis ended January 31. As a consequence of CSC and HPES having different fiscal year-end dates, all references to the unaudited pro forma statement of operations include the results of operations of CSC for the twelve months ended March 31, 2017 and of HPES for the twelve months ended January 31, 2017.

(in millions, except per-share amounts)	Twelve Months Ended March 31, 2017
Revenues	$25,394
Net loss	$(23)
Net loss attributable to the Company	$(51)

Loss per common share:
Basic	$(0.18)
Diluted	$(0.18)

The unaudited pro forma information above is based on events that are (i) directly attributable to the HPES Merger, (ii) factually supportable, and (iii) are expected to have a continuing impact on the results of operations of DXC. Nonrecurring transaction costs associated with the HPES Merger of $26 million for the twelve months ended March 31, 2018 are not included in the unaudited pro forma information above.

Tribridge Acquisition

On July 1, 2017, DXC acquired all of the outstanding capital stock of Tribridge Holdings LLC, an independent integrator of Microsoft Dynamics 365, for total consideration of $152 million. The acquisition includes the Tribridge affiliate company, Concerto Cloud Services LLC. The combination of Tribridge with DXC expands DXC’s Microsoft Dynamics 365 global systems integration business.

The purchase price is allocated to assets acquired and liabilities assumed based upon determination of fair values at the date of acquisition as follows: $32 million to current assets, $4 million to property and equipment, $62 million to intangible assets other than goodwill, $24 million to current liabilities and $78 million to goodwill. The goodwill is primarily associated with the Company's GBS segment and is tax deductible. The amortizable lives associated with the intangible assets acquired includes customer relationships which have a 12-year estimated useful life.

Fiscal 2017 Acquisitions

Xchanging Acquisition
On May 5, 2016, CSC acquired Xchanging plc ("Xchanging"), a publicly owned company and a provider of technology-enabled business solutions to organizations in global insurance and financial services, healthcare, manufacturing, real estate and the public sector in a step acquisition. Total consideration paid to and on behalf of the Xchanging shareholders of $693 million (or $492 million net of cash acquired). Transaction costs associated with the acquisition of $17 million were included within Selling, general and administrative expenses. The acquisition expanded the Company's market coverage in the global insurance industry and enabled the Company to offer access to a broader, partner-enriched portfolio of services including property and casualty insurance and wealth management business processing services.

The purchase price was allocated to assets acquired and liabilities assumed based upon the determination of fair value at date of acquisition as follows: $396 million to current assets, $99 million to non-current assets, $582 million to intangible assets other than goodwill, $267 million to current liabilities, $516 million to long-term liabilities, $680 million to goodwill, and $281 million to non-controlling interest. The goodwill arising from the acquisition was allocated to the Company's reportable segment of $646 million to GBS and $34 million to GIS segments and is not deductible for tax purposes. The amortizable lives associated with the intangible assets acquired includes developed technology, customer relationships and trade names, which have estimated useful lives of 7 to 8, 15 years and 3 to 5 years, respectively.

Fiscal 2016 Acquisitions

UXC Acquisition

On February 26, 2016, CSC acquired all of the outstanding capital stock of UXC Limited ("UXC"), a publicly owned IT services company and a leading provider of enterprise application capabilities, consulting, applications management, professional services, connect infrastructure and health services in Australia, for a total purchase consideration of $289 million (net of cash acquired of $13 million). The acquisition continued the rebalancing of CSC's offering portfolio, strengthening it’s next-generation delivery model, and expanding its client base around the world. Transaction costs associated with the acquisition of $7 million were recorded as Selling, general and administrative expenses.

The purchase price was allocated to assets acquired and liabilities assumed as follows: $125 million to current assets, $37 million to noncurrent assets, $91 million to intangible assets other than goodwill, $153 million to current liabilities, $50 million to long-term liabilities and $252 million to goodwill. The amortizable lives associated with the intangible assets acquired includes customer relationships, which have an estimated useful life of 10 years, and software and trade names, both of which have indefinite lives. The goodwill arising from the acquisition was allocated to both of the Company's reportable segments and was not deductible for tax purposes.

Fixnetix Acquisition

On September 24, 2015, CSC acquired all of the outstanding capital stock of Fixnetix, Limited, a privately held provider of front-office managed trading solutions for capital markets, for total purchase consideration of $112 million. The purchase consideration included cash of $88 million (net of $1 million cash acquired) paid at closing, the estimated fair value of contingent consideration as of the acquisition date of $21 million and $2 million of adjustments to the acquisition final net working capital in the fourth quarter of fiscal 2016. The fair value of the contingent consideration as of March 31, 2018 was zero.

Fruition Acquisition

On September 17, 2015, CSC acquired all of the outstanding capital stock of Fruition Partners, a privately held provider of technology-enabled solutions for the service management sector for cash consideration of $148 million (net of cash acquired of $2 million). The acquisition bolstered the Company's ability to offer enterprise and emerging clients an expanded range of cloud-based service-management solutions to improve their business through organizational efficiency and lower operating costs.

Pro forma financial information for the acquisitions completed during fiscal 2018, 2017 and 2016, with the exception of the HPES Merger, have not been presented because the acquisitions were neither individually, nor in the aggregate, material to the Company's financial results.